UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 17, 2008
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-22378 (Commission File Number)	74-2482571 (I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri (Address of principal executive offices)		63017 (Zip Code)
(636) 728-3000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.	Other Events
     On April 17, 2008, Thermadyne Holdings Corporation (the “Company”) issued a press release announcing that it will host a conference call to discuss its results for the three-month period ended March 31, 2008. The call will take place on Tuesday, May 6, 2008 at 9:00 a.m. (Eastern). The Company anticipates it will file the Form 10-Q prior to its earnings call. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, contains additional details about the Company’s conference call.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press release of Thermadyne Holdings Corporation issued April 17, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 18, 2008

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Mark McColl
Name:	Mark McColl
Title:	Corporate Counsel

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